UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2011
RigNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35003 (Commission file number)	76-0677208 (I.R.S. Employer Identification No.)

1880 S. Dairy Ashford, Suite 300
Houston, Texas (Address of principal executive offices)	77077-4760 (zip code)
(281) 674-0100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02	- Results of Operations and Financial Condition
The following information is disclosed pursuant to Item 2.02 — Results of Operations and Financial Condition:
On March 28, 2011, RigNet, Inc. issued a press release announcing its operating results for the three and twelve months ended December 31, 2010. The press release is attached as Exhibit 99.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01	- Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Exhibit Description
99	Press release of RigNet, Inc. dated March 28, 2011 announcing its operating results for the three and twelve months ended December 31, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.
By:	/s/ MARTIN L. JIMMERSON, JR.
Martin L. Jimmerson, Jr.
Chief Financial Officer

Dated: March 28, 2011

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description
99	Press release of RigNet, Inc. dated March 28, 2011 announcing its operating results for the three and twelve months ended December 31, 2010